ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2026
ASSETS HELD FOR SALE [Abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
As at June 30, 2026, assets held for sale include the following:
U.S. Renewable Portfolio
During the first quarter of 2026, the company, together with its institutional partners, agreed to the sale of a 132 MW portfolio of operating wind and solar assets in the United States for proceeds of approximately $89 million ($57 million net to the company). On May 29, 2026, the company, together with its institutional partners, completed the sale of a 67% interest in the portfolio. The remaining interest in the portfolio has been recognized as an equity-accounted investment and continues to be included within assets held for sale, refer to Note 2 - Disposal of assets, for more details. Subsequent to the quarter, the company, together with institutional partners, completed the sale of the remaining 33% interest in the portfolio, refer to Note 19 - Subsequent events, for more details.
U.S. Hydroelectric Portfolio
During the second quarter of 2026, the company, together with its institutional partners, agreed to the sale of its remaining 50% interest in a 403 MW portfolio of operating hydroelectric assets in the United States for proceeds of up to $522 million ($249 million net to the company). This portfolio forms part of a broader 448 MW portfolio of hydroelectric assets, which includes an additional 45 MW of operating hydroelectric assets that were subject to a separate purchase and sale agreement and were recognized as held for sale as at December 31, 2025. On June 29, 2026, the company, together with its institutional partners, completed the sale of a 25% interest in the 403 MW portfolio, the company continues to consolidate the 403 MW portfolio and the combined portfolio continues to be included within assets held for sale, refer to Note 2 - Disposal of assets, for more details. As at June 30, 2026 the combined portfolio had a post-tax accumulated revaluation surplus of $827 million ($106 million net to the company) that would be reclassified to equity upon disposition and the combined portfolio had $474 million ($56 million net to the company) of accumulated depreciation.
Colombian Renewable Portfolios
During the second quarter of 2026, the company, together with its institutional partners, agreed to the sale of a 218 MW portfolio of operating hydroelectric and solar assets in Colombia for proceeds of approximately COP1,610 billion ($424 million) (COP541 billion ($142 million) net to the company). As at June 30, 2026, the portfolio had a post-tax accumulated revaluation surplus of $174 million ($59 million net to the company) that would be reclassified to equity upon disposition.
During the second quarter of 2026, the company, together with its institutional partners, agreed to the sale of a 39 MW portfolio of operating hydroelectric assets in Colombia for proceeds of approximately COP612 billion ($167 million) (COP206 billion ($56 million) net to the company). As at June 30, 2026, the portfolio had a post-tax accumulated revaluation surplus of $96 million ($32 million net to the company) that would be reclassified to equity upon disposition.
The following is a summary of the major items of assets and liabilities classified as held for sale:

(MILLIONS)	June 30, 2026	December 31, 2025
Assets
Cash and cash equivalents	$36	$6
Trade receivables and other current assets	11	9
Financial instrument assets	2	10
Equity-accounted investments	31	—
Property, plant and equipment, at fair value	2,654	441
Goodwill	25	—
Deferred income tax assets	1	—
Assets held for sale	$2,760	466
Liabilities
Current liabilities	$9	4
Non-recourse borrowings	752	133
Financial instrument liabilities	19	65
Deferred income tax liabilities	241	—
Provisions	1	8
Other long-term liabilities	9	10
Liabilities directly associated with assets held for sale	$1,031	$220